Intangible Assets - Schedule of Finite-Lived Intangible Assets, Future Amortization Expense (Detail) $ in Thousands	Dec. 31, 2021 USD ($)
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2022	$ 462
2023	462
2024	289
2025	254
2026	254
Thereafter	550
Total	$ 2,271